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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 28, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          TEXAS                    000-21621                 75-2666013
        (STATE OF                (COMMISSION               (IRS EMPLOYER
      INCORPORATION)               FILE NO.)             IDENTIFICATION NO.)

                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 28, 2001, the Company issued a press release announcing the completion of the sale of its Design Components division and the Company's plan to file a motion with the Bankruptcy Court to sell its Sunbelt Wood Components division. A copy of the release is filed herewith as Exhibit 99.1.

         On April 3, 2001, the Company issued a press release announcing that it had reached an agreement in principle to sell its Duo-Form division. A copy of the release is filed herewith as Exhibit 99.2.

         On April 5, 2001, the Company issued a press release announcing that it had reached an agreement in principle to sell its Better Bath division. A copy of the release is filed herewith as Exhibit 99.3.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -        Press release of the Registrant, dated February 28, 2001.

99.2     -        Press release of the Registrant, dated April 3, 2001.

99.3     -        Press release of the Registrant, dated April 5, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KEVCO, INC


Date: May 2, 2001                          By:  /s/ Joseph P. Tomczak
                                               --------------------------------
                                               Joseph P. Tomczak
                                               Executive Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1     -        Press release of the Registrant, dated February 28, 2001.

99.2     -        Press release of the Registrant, dated April 3, 2001.

99.3     -        Press release of the Registrant, dated April 5, 2001.



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